UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2015

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to Vote of Security Holders.

CareFusion Corporation (the “Company”) held its special meeting of stockholders (the “Special Meeting”) on January 21, 2015 pursuant to a definitive merger proxy statement filed with the Securities and Exchange Commission on December 19, 2014. Descriptions of each of the proposals voted upon at the Special Meeting are contained in the definitive merger proxy statement. At the close of business on December 18, 2014, the record date of the Special Meeting, the Company had 204,200,436 shares of common stock issued and outstanding. The holders of a total of 155,049,177 shares of common stock were present at the Special Meeting, either in person or by proxy, which total constituted a quorum for purposes of the Special Meeting.

The following is a summary of the proposals voted on at the Special Meeting, including the number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each proposal.

(1)	The stockholders adopted the Agreement and Plan of Merger, dated as of October 5, 2014 (the “merger agreement”), as it may be amended from time to time, by and among CareFusion Corporation, a Delaware corporation, Becton, Dickinson and Company, a New Jersey corporation (“BD”), and Griffin Sub, Inc. a Delaware corporation and a wholly owned subsidiary of Becton, Dickinson and Company, as follows:

For	Against	Abstain	Broker Non-Votes
154,312,676	208,328	528,173	N/A

(2)	The stockholders approved, by advisory (non-binding) vote, certain compensation arrangements for CareFusion’s named executive officers in connection with the merger contemplated by the merger agreement, as follows:

For	Against	Abstain	Broker Non-Votes
130,079,353	23,706,523	1,263,301	N/A

(3)	The stockholders approved the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement, as follows:

For	Against	Abstain	Broker Non-Votes
141,282,162	13,353,436	413,579	N/A

Item 8.01	Other Events.

On January 21, 2015, BD and the Company issued a joint press release (the “Press Release”) announcing the results of the Special Meeting. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains certain estimates and other forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission (SEC). BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated January 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: January 21, 2015	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated January 21, 2015